Scudder Micro Cap Fund

Supplement to Prospectus
Dated January 1, 1998

The following is inserted under the "Transaction information" section of the Fund's prospectus:

   Effective October 23, 1998, Scudder Micro Cap Fund (the "Fund") is again open to new individual investors. Due to investment considerations, it is presently intended that the Fund will close to new individual investors when the total assets of the Fund reach $150 million.

   It is anticipated that current individual shareholders with existing accounts of the Fund will be able to continue to invest in the Fund after it closes. Further, the Fund will remain open to investments through qualified retirement plans and Scudder's Personal Counsel(SM) program.

October 23, 1998